Principal Variable Contracts Funds, Inc.

Supplement dated March 17, 2017
to the Statutory Prospectus dated May 1, 2016
(as supplemented on June 17, 2016, June 30, 2016, July 29, 2016, November 2, 2016, November 15, 2016, December 16, 2016 and January 30, 2017)

(Not all Accounts are offered in all variable annuity and variable life contracts)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

PRICING OF ACCOUNT SHARES
Under the Pricing of Account Shares section, add the following after the first paragraph:
The Accounts will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.